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                                                                   Exhibit 10(i)

                                AMENDMENT NO. 2
                            as of February 28, 1997

         Irwin Jacobs ("Jacobs"), Astrotech International Corporation ("Astrotech") and Brown-Minneapolis Tank & Fabrication Co. ("BMT") are parties to a Stock Purchase Agreement dated February 7, 1994, and as amended on March 6, 1996, by and among the undersigned (the "BMT Agreement").

         The parties of the BMT Agreement have agreed to amend certain provisions relating to Contingent Payments to be made by Astrotech to Jacobs under the BMT Agreement. All defined terms not otherwise defined herein will have the meanings assigned in the BMT Agreement. All currently disputed and future Contingent Payments as described in section 1.02 and 1.03 of the BMT Agreement will be terminated and satisfied in consideration of Astrotech making additional payments in 1997 to Jacobs, as follows:

                  1). A $600,000 initial payment upon signing of this amendment

                  2). A final payment to be made with the amount to be determined as follows:

                                    a)      If paid on or before April 30,
                                            1997, the amount will be
                                            $1,930,000;

                                    b)      If paid on or after May 1, 1997 but
                                            before July 31, 1997, the amount
                                            will be $1,970,000

                                    c)      If paid on or after August 1, 1997
                                            but before September 30, 1997, the
                                            amount will be $2,000,000. In any
                                            event, the final payment will be
                                            made no later than September 30,
                                            1997.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

                                              /s/ IRWIN L. JACOBS
                                              -------------------
                                                  Irwin L. Jacobs

                                       Astrotech International Corporation

                                       by:  /s/ HELEN VARDY GRICKS
                                            ------------------------

                                       its:  Treasurer
                                             -----------


                                       Brown-Minneapolis Tank & Fabricating Co.

                                       by:  /s/ HELEN VARDY GRICKS
                                            ------------------------

                                       its:  Treasurer
                                             -----------